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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        May 28, 1996
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                             MARK SOLUTIONS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-17118                112864481
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(State or Other Jurisdiction            Commission             (IRS Employer
       Of Incorporation)               File Number)      Identification Number)



  Parkway Technical Center, 1515 Broad Street, Bloomfield, New Jersey  07003
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             (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code         (201) 893-0500
                                                      -------------------------



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(Former Name and Address, if Changed Since Last Report)



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                   INFORMATION TO BE INCLUDED IN THE REPORT



Item 2.  Acquisition or Disposition of Assets.

            On May 28, 1996, Mark Solutions, Inc. ("Mark") acquired all of the capital stock of Simis Medical Imaging, Limited, a privately held British company ("SMI") for $ 1,250,000 payable in Common Stock of Mark. The Mark Common Stock will be issued pursuant to Regulation S promulgated under the Securities Act of 1933. The consideration paid by Mark was established through arms-length negotiations between Mark and the SMI shareholders and was based on the potential revenues Mark management believes SMI and related IntraScan system sales will generate.

            At the initial closing, Mark issued an aggregate of 108,696 shares of Common Stock representing $ 625,000 of the purchase price. The balance of the purchase price will be paid in Common Stock on November 28, 1996 and the number of shares to be issued will be calculated by dividing $ 625,000 by the closing sales on November 25, 1996; provided, however, the maximum number of shares to be issued by Mark is 1,000,000. In addition, Christopher Cummins, one of the former shareholders of SMI has entered into a three-year employment agreement with SMI which provides for, among other things, (i) an annual salary of U.K. Pounds 60,000 in the initial year with U.K. Pound 5,000 increases in the succeeding two years and (ii) an annual bonus equal to 10% of the post tax profits of SMI.

            SMI is the developer of the IntraScan II software which Mark has been marketing under an exclusive dealer agreement covering North and South America.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)   Financial Statements of SMI*

    (b)   Pro Forma Financial Information of Mark and SMI*

    (c)   Exhibits

                  1. Stock Purchase Agreement between Mark and Ian Baverstock,
                     Jonathan Newth, David Payne and Joanna Tubbs dated
                     April 5, 1996.

                  2. Stock Purchase Agreement between Mark and Christopher
                     Cummins and Moira Addington dated April 24, 1996.


* The filing of the required financial statements is impractical at this time. Mark intends to file such financial statements within 21 days of this filing.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARK SOLUTIONS, INC.


                    June 11, 1996          By: /s/ Carl Coppola
                                               ----------------------------
                                               President and Chief Executive
                                               Officer


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